Segmental analysis	12 Months Ended
Mar. 31, 2018
Operating Segments [Abstract]
Segmental analysis
Segmental analysis

This note sets out the financial performance for the year split into the different parts of the business (operating segments). The performance of these operating segments is monitored and managed on a day-to-day basis. Revenue and the results of the business are analysed by operating segment, based on the information the Board of Directors uses internally for the purposes of evaluating the performance of operating segments and determining resource allocation between operating segments. The Board is National Grid’s chief operating decision maker (as defined by IFRS 8 ‘Operating Segments’) and assesses the profitability of operations principally on the basis of operating profit before exceptional items and remeasurements (see note 4). As a matter of course, the Board also considers profitability by segment, excluding the effect of timing. However, the measure of profit disclosed in this note is operating profit before exceptional items and remeasurements as this is the measure that is most consistent with the IFRS results reported within these financial statements.

Our strategy in action
The Group owns a portfolio of businesses that range from businesses with high levels of investment and growth to cash generative developed assets with lower investment requirements (such as National Grid Metering, included within NGV and Other). The majority of revenue is generated from regulated operating segments in the UK and US. The Group works with its regulators to obtain agreements that balance the risks faced with the opportunity to deliver reasonable returns for investors. When investing in NGV and Other, the Group aims to leverage its core capabilities to deliver higher returns for investors. The regulated businesses earn revenue for the transmission, distribution and generation services they have provided during the year. In any one year, the revenue recognised may differ from that allowed under the Group’s regulatory agreements and any such timing differences are adjusted through future prices. NGV and Other businesses earn revenue in line with their contractual terms.

The following table describes the main activities for each reportable operating segment:

UK Electricity Transmission	High-voltage electricity transmission networks in England and Wales
UK Gas Transmission	High-pressure gas transmission networks in Great Britain and LNG storage activities
US Regulated	Gas distribution networks, electricity distribution networks and high-voltage electricity transmission networks in New York and New England and electricity generation facilities in New York

NGV was formed on 1 April 2017 and brought together our businesses that are adjacent to our core regulated operations to create a new division with its own leadership. NGV is led by a member of the Group Executive Committee and its results are reported separately to the Board of Directors. This operating segment represents our key strategic growth area outside our regulated core business in competitive markets across the US and the UK. The business comprises all commercial operations in metering, LNG at the Isle of Grain in the UK and electricity interconnectors, with a focus on investment and future activities in emerging growth areas. NGV does not meet the thresholds set out in IFRS 8 to be identified as a separate reportable segment and therefore its results have not been disaggregated. The results of the businesses that now form NGV were previously reported in the Other activities segment and therefore, although the segment has been renamed NGV and Other, the results of previous periods have not been affected.

Other activities that do not form part of any of the segments in the above table or NGV primarily relate to UK property development together with insurance and corporate activities in the UK and US.

Discontinued operations in 2017 and 2016 comprise the profits and losses associated with the UK Gas Distribution business, up to and including the point at which it was sold to Quadgas HoldCo Limited (see note 9). In the current year, transactions within discontinued operations relate solely to the business prior to the sale and the sale transaction itself.

Revenue primarily represents the sales value derived from the generation, transmission and distribution of energy, together with the sales value derived from the provision of other services to customers. It excludes value added (sales) tax and intra-group sales. Revenue includes an assessment of unbilled energy and transportation services supplied to customers between the date of the last meter reading and the year end. This is estimated based on historical consumption and weather patterns.

Where revenue exceeds the maximum amount permitted by a regulatory agreement, adjustments will be made to future prices to reflect this over-recovery. No liability is recognised, as such an adjustment relates to the provision of future services. Similarly, no asset is recognised where a regulatory agreement permits adjustments to be made to future prices in respect of an under-recovery. As part of our regulatory agreements we are entitled to recover certain costs directly from customers (pass-through costs). These amounts are included in the overall calculation of allowed revenue as stipulated by regulatory agreements and explained further in the unaudited commentary on pages 186–191.

Sales between operating segments are priced considering the regulatory and legal requirements to which the businesses are subject. The analysis of revenue by geographical area is on the basis of destination. There are no material sales between the UK and US geographical areas.

2. Segmental analysis continued

(a) Revenue

	2018			2017			2016
	Total sales £m	Sales between segments £m	Sales to third parties £m	Total sales £m	Sales between segments £m	Sales to third parties £m	Total sales £m	Sales between segments £m	Sales to third parties £m
Operating segments – continuing operations:
UK Electricity Transmission	4,154	(28)	4,126	4,439	(29)	4,410	3,977	(20)	3,957
UK Gas Transmission	1,091	(9)	1,082	1,080	(99)	981	1,047	(109)	938
US Regulated	9,272	—	9,272	8,931	—	8,931	7,493	—	7,493
NGV and Other[1]	776	(6)	770	713	—	713	824	—	824
Total revenue from continuing operations	15,293	(43)	15,250	15,163	(128)	15,035	13,341	(129)	13,212

Split by geographical areas – continuing operations:
UK			5,938			6,064			5,619
US			9,312			8,971			7,593
			15,250			15,035			13,212

1.	Included within NGV and Other is £593 million (2017: £604 million; 2016: £719 million) of revenue relating to NGV.

(b) Operating profit
A reconciliation of the operating segments’ measure of profit to profit before tax from continuing operations is provided below. Further details of the exceptional items and remeasurements are provided in note 4.

	Before exceptional items and remeasurements			After exceptional items and remeasurements
	2018	2017	2016	2018	2017	2016
	£m	£m	£m	£m	£m	£m
Operating segments – continuing operations:
UK Electricity Transmission	1,041	1,372	1,173	1,041	1,361	1,173
UK Gas Transmission	487	511	486	487	507	486
US Regulated	1,698	1,713	1,185	1,734	1,278	1,196
NGV and Other[1]	231	177	370	231	62	370
Total operating profit from continuing operations	3,457	3,773	3,214	3,493	3,208	3,225

Split by geographical area – continuing operations:
UK	1,840	2,118	2,007	1,840	1,988	2,007
US	1,617	1,655	1,207	1,653	1,220	1,218
	3,457	3,773	3,214	3,493	3,208	3,225
Below we reconcile total operating profit from continuing operations to profit before tax from continuing operations. We have shown the share of post-tax results of joint ventures and associates disaggregated between those held within NGV and Other and our retained 39% interest in the UK Gas Distribution business (Cadent2). Operating exceptional items and remeasurements of £nil (2017: £11 million cost; 2016: £nil) detailed in note 4 are attributable to UK Electricity Transmission; £nil (2017: £4 million cost; 2016: £nil) to UK Gas Transmission; £36 million gain (2017: £435 million cost; 2016: £11 million gain) to US Regulated; and £nil (2017: £115 million cost; 2016: £nil) to NGV and Other.

Reconciliation to profit before tax:
Operating profit from continuing operations	3,457	3,773	3,214	3,493	3,208	3,225
Finance income	154	53	22	154	53	22
Finance costs	(1,128)	(1,082)	(878)	(899)	(1,140)	(977)

Share of post-tax results of joint ventures and associates:
Cadent[2]	123	—	—	(89)	—	—
NGV and Other	44	63	59	49	63	59
Profit before tax from continuing operations	2,650	2,807	2,417	2,708	2,184	2,329

1.	Included within NGV and Other is £234 million (2017: £239 million; 2016: £394 million) of operating profit (both before and after exceptional items and remeasurements) relating to NGV.

2.	Investment held through Quadgas HoldCo Limited.

2. Segmental analysis continued

(c) Capital expenditure

	Net book value of property, plant and equipment and other intangible assets			Capital expenditure[1]			Depreciation and amortisation
	2018	2017	2016	2018	2017	2016	2018	2017	2016
	£m	£m	£m	£m	£m	£m	£m	£m	£m
Operating segments:
UK Electricity Transmission	13,028	12,515	11,907	999	1,027	1,084	(475)	(421)	(390)
UK Gas Transmission	4,280	4,165	4,140	310	214	186	(194)	(186)	(178)
US Regulated	20,953	21,638	17,490	2,424	2,247	1,856	(635)	(642)	(535)
NGV and Other[2]	2,491	2,430	2,291	341	247	201	(226)	(232)	(208)
Total from continuing operations	40,752	40,748	35,828	4,074	3,735	3,327	(1,530)	(1,481)	(1,311)

Split by geographical area – continuing operations:
UK	18,772	18,102	17,491	1,527	1,357	1,386	(804)	(753)	(715)
US	21,980	22,646	18,337	2,547	2,378	1,941	(726)	(728)	(596)
	40,752	40,748	35,828	4,074	3,735	3,327	(1,530)	(1,481)	(1,311)
Asset type:
Property, plant and equipment	39,853	39,825	35,074	3,901	3,507	3,130	(1,392)	(1,348)	(1,207)
Non-current intangible assets	899	923	754	173	228	197	(138)	(133)	(104)
Total from continuing operations	40,752	40,748	35,828	4,074	3,735	3,327	(1,530)	(1,481)	(1,311)

1.	Represents additions to property, plant and equipment and non-current intangibles but excludes additional investments in and loans to joint ventures and associates.

2.
Included within NGV and Other are assets with a net book value of £1,454 million (2017: £1,432 million; 2016: £1,482 million), capital expenditure of £186 million (2017: £98 million; 2016: £93 million) and depreciation and amortisation of £143 million (2017: £143 million; 2016: £144 million) relating to NGV.

Total non-current assets other than financial instruments and pension assets located in the UK and US were £20,816 million and £27,663 million respectively as at 31 March 2018 (31 March 2017: UK £20,045 million, US £28,951 million; 31 March 2016: UK £26,261 million, US £23,774 million).

Unaudited commentary on the results of our principal operations by segment – continuing operations

Commentary on segmental adjusted operating profit results

Below we summarise the results of our operating segments. This analysis has been prepared based on adjusted operating profit (operating profit before exceptional items and remeasurements) as set out in note 2(b).

UK Electricity Transmission
For the year ended 31 March 2018, revenue in the UK Electricity Transmission segment decreased by £285 million to £4,154 million and adjusted operating profit decreased by £331 million to £1,041 million.

The revenue reduction of £285 million included a reduction in pass-through costs such as system balancing costs charged on to customers. Excluding pass-through costs, net revenue was £235 million lower, reflecting the absence of last year’s recovery of outstanding timing balances along with higher adjustments this year to return the benefits of efficiencies and lower required outputs to customers. Regulated controllable costs were £35 million higher reflecting inflation, increased headcount and workload and initiative spend. Depreciation and amortisation was £54 million higher, reflecting the continued capital investment programme. Other costs were in line with the prior year.

Capital expenditure decreased by £28 million compared with last year to £999 million.

UK Gas Transmission
Revenue in the UK Gas Transmission segment increased by £11 million to £1,091 million and adjusted operating profit decreased by £24 million to £487 million.

After deducting pass-through costs, net revenue was £23 million lower than prior year. Increases in allowed revenues this year were more than offset by the end of certain legacy revenue allowances and the refund of prior year over-recoveries to customers. Regulated controllable costs were £9 million higher than last year, mainly as a result of higher employee numbers to deliver additional outputs. Depreciation and amortisation costs were £8 million higher, reflecting ongoing investment. Other operating costs were £16 million lower than last year, including the release of unused provisions relating to LNG plant closures.

Capital expenditure increased to £310 million, £96 million higher than last year, with increases in asset health spend and higher investment on compressor projects.

US Regulated
Revenue in our US Regulated business increased by £341 million to £9,272 million and adjusted operating profit decreased by £15 million to £1,698 million.

The weaker US dollar decreased revenue and operating profit in the year by £534 million and £102 million respectively. Excluding the impact of foreign exchange rate movements, revenue increased by £875 million. Of this increase, £597 million was due to increases in pass-through costs charged on to customers. Excluding pass-through costs, net revenue increased by £278 million at constant currency, reflecting increased revenue allowances under new rate plans in downstate New York and Massachusetts Electric, and the benefit of capital trackers.

We have incurred £142 million of major storm costs in 2017/18 including a sequence of heavy storms this winter causing substantial damage to our electricity networks. Separate from these costs, regulated controllable costs were broadly in line with last year at constant currency, and bad debt costs were £13 million lower. Depreciation and amortisation was £31 million higher this year at constant currency as a result of ongoing investment in our networks. Other operating costs were £34 million higher at constant currency, reflecting higher property taxes.

Capital expenditure in the US Regulated business increased to £2,424 million this year, £177 million more than in 2016/17. At constant currency, this represented a £311 million increase in investment driven by higher investment in new and replacement gas mains.

NGV and Other
Revenue in NGV and Other increased by £63 million to £776 million and adjusted operating profit increased by £54 million to £231 million. This reflects higher revenues and profit on disposal of property sites in the UK and lower levels of business change costs incurred, partially offset by lower auction revenues in the French Interconnector.

Capital expenditure in NGV and Other was £94 million higher than last year at £341 million, including the start of construction of a second French Interconnector and increases in smart meter installations in the UK.